UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 11, 2011
(Date of earliest event reported)

LEXICON UNITED INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-33131 --------------------------------	06-1625312 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Steiner Ranch Blvd., Suite 1708
Austin, TX 78732
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(Address of principal executive offices) (Zip Code)

(203) 403-0450
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01                      Entry into a Material Definitive Agreement.

A Special Meeting of the shareholders of the Registrant was held at their securities attorney’s office located at Two Corporate Drive, Suite 234, Shelton, Connecticut  06484 USA, on the 11th day of July, 2011 at 10 o’clock A.M. A quorum representing 5,882,034 issued shares out of a total 9,861,134 issued and outstanding shares was present or by telephone which represented a majority a majority authorized to vote at such meeting.

At said meeting, the shareholders approved the Acquisition Agreement Dated July 11, 2011 (hereinafter the “Agreement”) to acquire by the Registrant, Accres Global AG, from Vela Heleen Holding GMBH and ZUG Investment Group AG (hereinafter the “Sellers”)  Said acquisition had prior approved by the officers and directors of the Registrant by a unanimous vote.  Accres Global AG is engaged in the trade in rough and polished diamonds.  They have a unilateral, non-negotiable contract with Accres Mineral Trading BVBA, based in the diamonds city of Antwerp and with Mostland International FZC, based in Dubai, the United Arab Emirates

Under said Agreement the Registrant purchased from the Sellers Accres Global AG for Eight Million Eight Hundred Seventy Five Thousand Twenty One (8,875,021) Series B Preferred Shares of Lexicon (the "Lexicon Shares"), each Preferred Shares is convertible and shall have the voting power equal to ten Common Shares of Lexicon.

The Registrant have wired to the Escrow Agent’s IOLTA-Lawyers Trust Account with JPMorgan Chase Bank, N.A. One Hundred Ten Thousand ($110,000.00) U.S. Dollars, for the benefit of the Registrant to be used to pay audit fees in the United States and Brazil for the Registrant to bring the Registrant current in its filings with the U.S. Securities and Exchange Commission.  The Registrant and the Sellers agreed to use the services of a qualified accounting firm in Brazil and Meyler &Co., a PCAOB qualified auditing firm in the U.S. for those services.

The Registrant has delivered to the Escrow Agent a note for Forty Thousand ($40,000.00) U.S. Dollars payable to the order of Elie Saltoun or his assign which note will be paid Ten Thousand ($10,000.00) U.S. Dollars per month by wire transfer to the Escrow Agent’s IOLTA-Lawyers Trust Account with JPMorgan Chase Bank, N.A. for four (4) consecutive months, first payment due one month from the closing date (the Saltoun Note”).  The Saltoun Note is secured by the Lexicon Shares held in escrow by the Escrow Agent.

The Registrant has delivered to the Escrow Agent a note for Thirty Thousand ($30,000.00) U.S. Dollars payable to the order of Prime Atlas LLC or its assign which note will be paid Ten Thousand ($10,000.00) U.S. Dollars per month by wire transfer to the Escrow Agent’s IOLTA-Lawyers Trust Account with JPMorgan Chase Bank, N.A. for three (3) consecutive months, first payment due one month after the Saltoun Note is paid off ”  The Atlas Note is secured by the Lexicon Shares held in escrow by the Escrow Agent.

The Registrant agreed to spin-off its subsidiaries United Oil Services, Inc., a Nevada corporation and Engepet Energy Enterprises, Inc., a Delaware corporation and any and all other existing assets and operations of Lexicon in existence prior to the Agreement to Elie Saltoun or his assigns.

SECTION 5 - CORPORATE GOVERNANCE MANAGEMENT

Item 5.01                      Changes in Control of Registrant.

A Special Meeting of the shareholders of the Registrant was held at their securities attorney’s office located at Two Corporate Drive, Suite 234, Shelton, Connecticut  06484 USA, on the 11th day of July, 2011 at 10 o’clock A.M. A quorum representing 5,882,034 issued shares out of a total 9,861,134 issued and outstanding shares was present or by telephone which represented a majority a majority authorized to vote at such meeting.

At said meeting, the shareholders approved the Agreement to acquire by the Registrant, Accres Global AG, from the Sellers. Said acquisition had prior approved by the officers and directors of the Registrant by a unanimous vote.

Under said Acquisition Agreement Lexicon purchased from the Sellers Accres Global AG for Eight Million Eight Hundred Seventy Five Thousand Twenty One (8,875,021) Series B Preferred Shares of Lexicon (the "Lexicon Shares"), each Preferred Shares is convertible and shall have the voting power equal to ten Common Shares of Lexicon.

As a consequence of said Acquisition Agreement, a change of control of the Registrant took place whereby the Sellers acquired a ninety (90%) interest in the Registrant.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A Special Meeting of the shareholders of the Registrant was held at their securities attorney’s office located at Two Corporate Drive, Suite 234, Shelton, Connecticut  06484 USA, on the 11th day of July, 2011 at 10 o’clock A.M. A quorum representing 5,882,034 issued shares out of a total 9,861,134 issued and outstanding shares was present or by telephone which represented a majority a majority authorized to vote at such meeting.

At said meeting, the shareholders approved the Agreement to acquire by the Registrant, Accres Global AG, from the Sellers. Said acquisition had prior approved by the officers and directors of the Registrant by a unanimous vote.

Under said Agreement Elie Saltoun resign from the Registrant’s Board of Directors and E.B.H.G (Edward) Meijers was elected to the Board of Directors and agreed to serve as its Chief Executive Officer and M.C. (Richard) Fokker was elected to the Board of Directors and agreed to serve as its Chief Financial Officer.

Mr. Meijers, the Chairman and CEO of the Registrant, is the President and co-founder of Accres Global AG, the subsidiary of the Registrant located in Zug, Switzerland.  He is the founder and owner of Natrescom Industries.  He is jointly responsible for the mining activities in Sierra Leone and he daily directs the team of specialists who are busy worldwide with the purchase and sale of rough and polished diamonds.  He is personally a member of the World Federation of Diamond Bourses.  Mr. Meijers is a member of the supervisory board at a company in the automotive sector and involved as a stockholder in the trading company Natrescom Industries Ltd.

Mr. Fokker, the Board member and CFO of the Registrant, is the Chief Financial Officer and co-founder of Accres Global AG, the subsidiary of the Registrant located in Zug, Switzerland.  He for the past 20 years led four audit offices in the Netherlands as president and owner.  He is educated in accounting and fiscal law.  Mr. Fokker has been involved in the establishment of several investment funds as an advisor.  He has been in the past responsible for a company in the automation sector which was active in the Benelux with their own developed software for all forms of administrative process and personnel solutions.  For the past six years, he has acted as the CFO to various real estate projects with branches in the Netherlands, Belgium, Spain, Romania and Indonesia.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A Special Meeting of the shareholders of the Registrant was held at their securities attorney’s office located at Two Corporate Drive, Suite 234, Shelton, Connecticut  06484 USA, on the 11th day of July, 2011 at 10 o’clock A.M. A quorum representing 5,882,034 issued shares out of a total 9,861,134 issued and outstanding shares was present or by telephone which represented a majority a majority authorized to vote at such meeting.

At said meeting, the shareholders approved the Certificate of Amendment of Certificate of Incorporation that has been prior approved by the officers and directors of the Registrant by a unanimous vote to:

1.	Change the name of the Registrant from Lexicon United Incorporated to Accres Holding, Inc. to reflect the changing nature of the business of the Registrant.

2.
Approve an increase in the authorized Common Stock of the Registrant from 40,000,000 to 200,000,000 and to approve 9,000,000 Series B Convertible Preferred Stock that grants the holder to convert to 10 Common Stock of the Company and to have the voting power of 10 Common Stock of the Company.

The Registrant filed the Certificate of Amendment of Certificate of Incorporation with the Delaware Division of Corporations in Dover, Delaware on July 11, 2011.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

A Special Meeting of the shareholders of the Registrant was held at their securities attorney’s office located at Two Corporate Drive, Suite 234, Shelton, Connecticut  06484 USA, on the 11th day of July, 2011 at 10 o’clock A.M. A quorum representing 5,882,034 issued shares out of a total 9,861,134 issued and outstanding shares was present or by telephone which represented a majority a majority authorized to vote at such meeting.

At said meeting, the shareholders approved the Agreement to acquire by the Registrant, Accres Global AG, from the Sellers. Said acquisition had prior approved by the officers and directors of the Registrant by a unanimous vote.

At said meeting, the shareholders further approved the Certificate of Amendment of Certificate of Incorporation that has been prior approved by the officers and directors of the Registrant by a unanimous vote to:

3.	Change the name of the Registrant from Lexicon United Incorporated to Accres Holding, Inc. to reflect the changing nature of the business of the Registrant.

4.
Approve an increase in the authorized Common Stock of the Registrant from 40,000,000 to 200,000,000 and to approve 9,000,000 Series B Convertible Preferred Stock that grants the holder to convert to 10 Common Stock of the Company and to have the voting power of 10 Common Stock of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                 Financial Statement and Exhibits.

Exhibit 3                 State of Delaware Certificate of Amendment of Certificate of Incorporation of Lexicon United Incorporation changing name to Accres Holding, Inc. dated July 11, 2011.

Exhibit 10                           Acquisition Agreement Dated July 11, 2011 to acquire Accres Global AG, from Vela Heleen Holding GMBH and ZUG Investment Group AG

SIGNATURE

LEXICON UNITED INCORPORATED
(Registrant)

Date: July 11, 2011	By: /s/ EDWARD MEIJERS
Edward Meijers
Chief Executive Officer and
Chairman of the Board
(Duly Authorized Officer)